Note 36 - Closure of Prudential Steel LTD	12 Months Ended
Dec. 31, 2020
Prudential Steel Limited [Member]
Disclosure of information about unconsolidated structured entities controlled by investment entity [line items]
Note 36 - Closure of Prudential Steel LTD

36                    Closure of Prudential Steel LTD

Tenaris’s facility of Prudential Steel LTD, located in Calgary, Alberta, has been closed down and the pipe manufacturing operations of seamless, welded and premium products in Canada will be consolidated at Algoma Tubes Inc. in Sault Ste. Marie, Ontario with an additional investment of $72 million. This repositioning of the industrial activities, which will be completed by November 2021, will strengthen the competitiveness and increase the domestic production capabilities for the Canadian market.